SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                November 8, 2005


                         Money Centers of America, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         ---------------------------------------------------------------
         (State or other jurisdiction of incorporation of organization)



                              000-49723 23-2929364
          -------------------------------------------------------------
          (Commission File Number) (IRS Employer Identification Number)




                       700 South Henderson Road, Suite 325
                       King of Prussia, Pennsylvania 19406
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (610) 354-8888
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 40.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 8, 2005, Money Centers of America, Inc. issued a press release announcing its financial results for its third quarter of fiscal 2005. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

     In accordance with General  Instruction B.2 of Form 8-K, the information in
Item 2.02 of this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.



Item 7.01. Regulation FD Disclosure.

     On November 8, 2005, Money Centers of America, Inc. conducted a conference call regarding the financial results for its third quarter of fiscal 2005. The text of the conference call is attached hereto as Exhibit 99.2.



Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release, dated November 8, 2005

          99.2 Text of November 8, 2005 conference call

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         MONEY CENTERS OF AMERICA, INC.


                                         By: /s/ Christopher M. Wolfington
                                             -----------------------------------
                                       Name: Christopher M. Wolfington
                                      Title: Chief Executive Officer


Date:  November 10, 2005